Impairment of long-lived assets	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Impairment of long-lived assets

31	Impairment of long-lived assets

Accounting policy

Impairment of goodwill

As part of the impairment testing procedures, the goodwill arising from a business combination is allocated to a CGU or groups of CGUs that are expected to benefit from the related business combination and is tested at the lowest level that goodwill is monitored by management. Goodwill is tested annually for impairment, regardless of whether there has been an impairment indicator or, more frequently, if circumstances indicate that the carrying amount may not be recovered.

Impairment of long-lived assets

The Company assesses at each reporting date, whether there are indicators that the carrying amount of an asset or CGU, including goodwill balance, may not be recovered. If any indicator exists, such as a change in forecasted commodity prices, a significant increase in operational costs, a significant decrease in production volumes, a reduction in LOM, the cancelation or significant reduction in the scope of a project, foreign exchange rate, market conditions or unusual events that can affect the business, the Company estimates the recoverable amount of the assets or CGUs.

The recoverable amount is estimated by reference to the higher of an asset’s or CGU’s fair value less cost of disposal (“FVLCD”) and its value in use (“VIU”). The recoverable amount is determined for an individual asset unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the asset is tested as part of a larger CGU to which it belongs.

If the carrying amount of an asset or CGU exceeds its recoverable amount, the asset or CGU is considered impaired and is reduced to its recoverable amount. Non-financial assets other than goodwill that were adjusted due to impairment are subsequently reviewed for possible reversal of the impairment at each reporting date. Generally, the opposite of indicators that gave rise to an impairment loss would be considered indicators that impairment losses might have to be reversed. If the underlying reasons for the original impairment have been removed or the service potential of the asset or CGU has increased, an assessment of impairment reversals is performed by the Company. Reversals of impairment losses that arise simply from the passage of time or related with prior goodwill impairments are not recognized.

For individual assets, if there is any indicator that an asset become unusable by damage or a decision that would lead the asset to not contribute economically to the Company, it is impaired. In addition, greenfield projects for which the Company decides to quit exploration and there is no expectation that in the future will bring cash inflows are also impaired.

Impairment of exploration and evaluation costs and development projects costs

Exploration assets (greenfield) representing mineral rights acquired in business combinations, mineral rights, and other capitalized exploration and evaluation costs, as well as development projects costs capitalized included in Property, plant and equipment are tested for impairment in aggregation with CGU or groups of CGUs that include producing assets or tested individually through FVLCD when there are indicators that capitalized costs might not be recoverable. The allocation of exploration and evaluation costs, and development project costs to CGUs or group of CGUs is based on 1) expected synergies or share of producing assets infrastructure, 2) legal entity level, and 3) country level. When testing a CGU or a group of CGUs that include exploration and evaluation costs and development project costs, the Company performs the impairment test in two steps. In the first step, producing assets or group of producing assets are tested for impairment on an individual basis. In the second step, exploration and evaluation costs and development project costs are allocated to a CGU or a group of CGUs and tested for impairment on a combined basis.

Valuation methods and assumptions for recoverable amount based on FVLCD

FVLCD

FVLCD is an estimate of the price that the Company would receive to sell an asset, CGU or group of CGUs in an orderly transaction between market participants at the measurement date, less the cost of disposal. FVLCD is not an entity-specific measurement but is focused on market participants’ assumptions for a particular asset when pricing the asset. FVLCD is estimated by the Company using discounted cash flows techniques (using a post-tax discount rate) and market past transaction multiples (amount paid per ton of minerals for projects in similar stages) for greenfield projects for which resources allocation is under review, although the Company considers observable inputs, a substantial portion of the assumptions used in the calculations are unobservable. These cash flows are classified as level 3 in the fair value hierarchy. No CGUs are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

VIU

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its current condition and its residual value. VIU is determined by applying assumptions specific to the Company’s continued use and does not consider enhancements or future developments. These assumptions are different from those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) than a FVLCD calculation. Additionally, it is applied to the estimated future cash flows a pre-tax discount rate.

Forecast assumptions

The cash flow forecasts are based on management’s best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration, and environmental costs. The resulting estimates are based on detailed LOM and long-term production plans. When calculating FVLCD, these forecasts include capital and operating expenditures related to expansions and restructurings of both brownfield and greenfield projects that a market participant would consider in seeking to obtain the highest and best use of the asset, considering their evaluation, eventual changes in their scope or feasibility, and their development stage.

The cash flow forecasts may include net cash flows expected to be realized from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included if the Company has a high level of confidence that it will be converted to reserves. This expectation is usually based on preliminary drilling and sampling of areas of mineralization that are contiguous with existing ore reserves, as well as on the historical internal conversion ratio. Typically, the additional evaluation required for conversion to reserves of such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the producing mine.

For purposes of determining FVLCD from a market participant’s perspective, the cash flows incorporate management’s internal price forecasts that also reflects the view of market participants. The internal price forecasts are developed using a robust model that incorporates market-based supply, demand and cost data. The internal price forecasts used for ore reserve estimation testing and the Company’s strategic planning are generally consistent with those used for the impairment testing.

Cost levels incorporated in the cash flow forecasts are based on the current LOM plan and long-term production plan for the CGU, which are based on detailed research, analysis and iterative modeling to optimize the level of return from investment, output and sequence of extraction. The mine plan considers all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore, process recoveries and capacities of processing equipment that can be used. The LOM plan and long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

The discount rates applied to the future cash flow forecasts represent the Company’s estimate of the rate that a market participant would apply to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Company’s weighted average cost of capital is generally used for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate.

With respect to the estimated future cash flows of capitalized exploration assets and development projects, for some assets the Company applies a price to net assets value ratio discount in order to reflect the inherent risk of such projects and that are neither adjusted in the discount rate nor in the future cash flows. The discount is based on the stage of the project and the type of metal.

Critical accounting estimates, assumptions and judgments - Impairment of long-lived assets

Impairment is assessed at the CGU level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Company’s CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals.

External and internal factors are quarterly monitored for impairment indicators. Judgment is required to determine, for example, whether the impact of adverse spot commodity price movements is significant and structural in nature. Also, the Company’s assessment of whether internal factors, such as an increase in production costs and delays in projects, result in impairment indicators requires significant judgment. Among others, the long-term zinc price, foreign exchange rate considering Brazilian real (BRL) per US dollar (USD) for Brazilian operations, and the discount rate may have a significant impact on the Company’s’ impairment estimations.

The process of estimating the recoverable amount involves the use of assumptions, judgment and projections for future cash flows. These calculations use cash flow projections based on financial and operational budgets for a five-year period. After the five-year period, the cash flows are extended until the end of the useful LOM or indefinitely for the smelters. The smelters cash flows do not use growth rates in the cash flow projections of the terminal value. Management’s assumptions and estimates of future cash flows used for the Company’s impairment testing of goodwill and long-lived assets are subject to risk and uncertainties, including metal prices and macroeconomic conditions, which are particularly volatile and partially or totally outside the Company’s control. Future changes in these variables may differ from management’s expectations and may materially change the recoverable amounts of the CGUs.

Impairment test analysis

Along 2023 the Company, at each reporting date, assessed whether there were indicators that the carrying amount of an asset, goodwill, or cash generation unit (CGU) might not be recoverable, or if a previously recorded impairment needed to be reversed for its entire CGU located in Brazil and Peru.

Goodwill assessment

As of December 31, 2023, Nexa conducted its annual impairment test for the CGUs to which goodwill has been previously allocated, including Mining Peru group of CGUs (composed of Cerro Pasco and Cerro Lindo CGUs), Cajamarquilla and Juiz de Fora.

As a result, there was an impairment loss of USD 42,660 in the goodwill allocated to the Mining Peru Group of CGUs. The Company assessed for impairment the goodwill allocated to the Cajamarquilla CGU and Juiz de Fora CGU and did not identify any loss to be recognized.

Três Marias System and Morro Agudo CGUs

During 2023, after analyzing the operational optimization and strategic alternatives for the Três Marias System (STM) (previously formed by the combined operations of the Três Marias smelter and the Vazante and Morro Agudo mines), based on the current and projected macroeconomic and price scenarios, as well as on possible future operational scenarios, management concluded that the implied value of processing zinc concentrate from Morro Agudo in the Três Marias smelter could no longer continue to be recognized.

As a result, the Company concluded that there could be scenarios where it was not necessary to consider the two operations in an integrated manner. Thus, the CGU of the STM was split in two: (i) the STM CGU (comprising the Três Marias smelter and the Vazante mine) and (ii) the Morro Agudo CGU (comprised of Morro Agudo mine and Bonsucesso greenfield). This triggered an impairment test for Morro Agudo and Três Marias System CGUs.

Considering key assumptions from the strategic planning process, as of December 31, 2023, the impairment assessment resulted in the recognition of an impairment loss of USD 59,007 for Morro Agudo CGU, concluding that its long-lived assets were entirely impaired. Furthermore, the Company assessed Três Marias System for impairment and did not identify impairment loss to be recognized.

Aripuaña and Juiz de Fora CGUs

The Company tested Juiz de Fora and Aripuanã CGUs after identifying impairment indicators related to (i) reduction in Aripuanã's life of mine; (ii) a lower exchange rate of BRL/USD; and (iii) an increase in operational costs for their operations. No impairment was identified after the impairment assessment for both CGUs.

In addition, in relation to Aripuanã CGU, Nexa observed that there is no more excess over recoverable amount. Based on that, the Company performed a sensitivity analysis and concluded that there is no impairment to be recognized as of December 31, 2023. However, the Company continues to work to finalize the operational ramp-up and stabilize the operation as well as to reduce the operation costs and idle capacity.

Peruvian CGU

As of December 31, 2023, Nexa conducted its annual impairment test for the CGUs Cerro Pasco, Cerro Lindo and Cajamarquilla, after identifying impairment indicators mainly related to increased operational costs. For these CGUs, an impairment assessment was performed, considering key assumptions from the strategic planning process, and as a result, no impairment was identified.

Impairment test summary

In addition to the economic impairments described above, the Company recognized individual assets impairments for USD 12,976, mainly related to “Assets and projects under construction”.

In summary, Nexa recognized a net impairment loss of USD 114,643 (after-tax USD 90,349) registered for the year ended on December 31, 2023.

For the year ended on December 31, 2022, the Company recognized an impairment loss of USD 32,512 (after-tax USD 30,971).

(a)	Key assumptions used in impairment tests

The recoverable amounts for each CGU were determined based on the FVLCD method, which were higher than those determined based on the VIU method.

The Company identified long-term zinc prices, discount rate, exchange rate considering Brazilian real (BRL) and LOM as key assumptions for the recoverable amounts determination, due to the material impact such assumptions may cause on the recoverable value. Part of these assumptions are summarized below:

	2023	2022	2021
Long-term zinc price (USD/t)	2,800	2,787	2,724
Discount rate (Peru)	7.22%	6.93%	6.22%
Discount rate (Brazil)	8.02%	8.03%	7.33%
Exchange rate (BRL x USD)	4.84	5.22	5.58
Brownfield projects - LOM (years)	From 4 to 21	From 5 to 24	from 4 to 25

(b)	Impairment loss - Mining Peru group of CGUs Goodwill

Before the impairment test performed on December 31, 2023, the Mining Peru group of CGU’s, which also includes greenfield projects including the Magistral, Florida Canyon and Hilarion Projects, included a goodwill of USD 249,082. After the impairment loss mentioned above, the goodwill, included in Intangible assets, has a balance of USD 206,423.

	Carrying amount prior to impairment	Impairment	Carrying amount after impairment
Goodwill- Mining Peru	249,082	(42,660)	206,422

The Company performed a stress test on the key assumptions used for the calculation of the recoverable amount of the CGU Mining Peru. A decrease of 5% in the long-term LME zinc price to USD 2,660 per ton compared to management´s estimation as of December 31, 2023, would have resulted in an impairment loss of USD 79,590 (or an additional impairment loss of USD 36,931). Also, an increase of 5% in the discount rate compared to management´s estimation as of December 31, 2023, would have resulted in an impairment loss of USD 49,820 (or an additional impairment loss of USD 7,161).

(c)	Sensitivity analysis –Tested CGUs and Cajamarquilla Goodwill

The Company estimated the amount by which the value assigned to the key assumptions must change in order for the assessed CGU recoverable amount, which was not impaired, to be equal to its carrying amount:

CGU	Excess over recoverable amount	Decrease in Long term Zinc (USD/t)		Increase in WACC		Appreciation of BRL over USD
		Change	Price	Change	Rate	Change	Price
Três Marias System	128,136	(3.97%)	2,689	43.21%	11.49%	(3.75%)	4.66
Juiz de fora	42,469	(4.42%)	2,676	17.58%	9.43%	(3.34%)	4.68
Cajamarquilla	335,380	(11.40%)	2,481	48.90%	10.76%	-	-
Cerro Lindo	101,871	(13.43%)	2,424	81.70%	13.12%	-	-